UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2012 (January 6, 2012)

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34831	80-0534394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

900 N.W. 63rd Street Oklahoma City, Oklahoma		73118
(Address of principal executive office)		(Zip Code)

(405) 848-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On January 6, 2012, Chesapeake Midstream Partners, L.P. (the “Partnership”) issued a press release to announce it has commenced an offering, through a private placement, of $600 million of senior notes due 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE MIDSTREAM PARTNERS, L.P. By: Chesapeake Midstream GP, L.L.C., its general partner

Dated: January 6, 2012	By:	/s/ David C. Shiels
David C. Shiels Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Chesapeake Midstream Partners, L.P. press release dated January 6, 2012